[Pioneer Logo]



Pioneer India
Fund

SEMIANNUAL REPORT 4/30/97

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                      1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               6
Schedule of Investments                       9
Financial Statements                         15
Notes to Financial Statements                21
Report of Independent Public Accountants     27
Trustees, Officers and Service Providers     28
The Pioneer Family of Mutual Funds           29

Pioneer India Fund
LETTER FROM THE CHAIRMAN 4/30/97
Dear Shareowner,
----------------------------------------------------------------------------

I am pleased to report that conditions improved for investors in the Indian stock markets over the past six months. This was welcome news to all of us, given the difficult fiscal year India, and Pioneer India Fund, experienced in 1996.

Once again, however, Indian stocks experienced both sharp declines and tremendous rallies. Even with this type of short-term volatility, we see solid reasons to believe that India will survive its current growing pains and be the better market for it. We continue to take the long view, and to us India remains an intriguing and promising market.

A final note. During the past six months, we formalized the roles several people have filled for Pioneer India Fund over the years. Effective in February 1997, Mark Madden became the portfolio manager responsible for the Fund's day-to-day activities. Mr. Madden has worked with the Fund since 1995, and continues to play an important role in our international investment team.

Thank you for your continued support. Please contact your investment representative, or us at 1-800-225-6292, if you have questions about your investment in Pioneer India Fund.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer India Fund
PORTFOLIO SUMMARY 4/30/97

P o r t f o l i o  D i v e r s i f i c a t i o n
----------------------------------------------------------------------------

(As a percentage of total investment portfolio)

                              [Pie Chart]

                                                 International
                                                 Common Stocks
                 Corporate                       71.0%
                 Bonds 0.1%

             Convertible
             Securities 0.2%

          Other International                Depositary Receipts for
          Securities 0.8%                    International Stocks 22.4%

              Short-Term Cash
              Equivalents 5.5%



S e c t o r  D i s t r i b u t i o n
----------------------------------------------------------------------------

 (As a percentage of equity holdings)

                            [Pie Chart]

                    Other 2%                   Utilities 17%

           Transportation 3%

              Energy 6%                                     Basic
                                                            Industries 15%
        Consumer
        Durables 6%

    Consumer
    Non-Durables 10%
                                                     Financial 13%
             Services 13%



1 0  L a r g e s t  H o l d i n g s
-------------------------------------------------------------------------------

 (As a percentage of equity holdings)

1. Mahanagar Telephone         7.27%      6. Gujarat Ambuja Cements       2.85%
   Nigam Ltd.                                Ltd.
2. Hindustan Petroleum         4.04       7. Bank of Baroda               2.84
   Corp. Ltd.
3. Indian Hotels Co. Ltd.      3.40       8. Great Eastern Shipping Co.   2.76
4. Videsh Sanchar Nigam        3.10       9. Reliance Industries Ltd.     2.57
   Ltd. (G.D.R.)                             (G.D.R.)
5. Reliance Industries Ltd.    2.93      10. Industrial Credit &          2.44
                                             Investment Corp. of India
                                             Ltd. (G.D.R.)

Fund holdings will vary for other periods.

Pioneer India Fund
PERFORMANCE UPDATE 4/30/97                                     CLASS A SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
-------------------------------------------------------------------------------


Net Asset Value
per Share
                            4/30/97       10/31/96
                            $7.41         $6.93

Distributions per Share     Income        Short-Term        Long-Term
(10/31/96-4/30/97)          Dividends     Capital Gains     Capital Gains
                               --              --                --

I n v e s t m e n t  R e t u r n s
----------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer India Fund at public offering price, compared to the growth of the MSCI Emerging Markets Asia Free Index. India is just one component of the Index.


Average Annual Total Returns
(As of April 30, 1997)

             Net Asset  Public Offering
Period         Value        Price*
Life-of-Fund   -14.19%     -15.95%
(6/23/94)
1 Year         -26.27      -30.49


* Reflects deduction of the maximum investment 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Class A shares mountain chart]
Growth of $10,000+

            Pioneer India Fund*    MSCI Emerging Markets
                                      Asia Free Index
6/30/94           9425                   10000
7/31/94           9574                   10364
10/31/94          9246                   11318
1/31/95           7620                    9089
4/30/95           7538                    9308
7/31/95           7981                   10428
10/31/95          6955                    9458
1/31/96           6520                    9927
4/30/96           8252                   11039
7/31/96           6988                    9748
10/31/96          5707                    9615
1/31/97           5772                   10155
4/30/97           6084                    9677

+ Index comparison begins 6/30/94. The Morgan Stanley Capital International
  (MSCI) Emerging Markets Asia Free Index is an unmanaged, capitalization-weighted measure of securities trading in eight Asian emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer India Fund
PERFORMANCE UPDATE 4/30/97                                     CLASS B SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
----------------------------------------------------------------------------



Net Asset Value
per Share                   4/30/97       10/31/96
                            $7.25         $6.80

Distributions per Share     Income        Short-Term        Long-Term
(10/31/96 - 4/30/97)        Dividends     Capital Gains     Capital Gains

                               --              --                  --

I n v e s t m e n t  R e t u r n s
----------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer India Fund, compared to the growth of the MSCI Emerging Markets Asia Free Index. India is just one component of the Index.


Average Annual Total Returns
(As of April 30, 1997)

                If          If
Period         Held      Redeemed*

Life-of-Fund   -14.88%      -15.78%
(6/23/94)
1 Year         -26.77       -29.70

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4%declines over six years.

[Class B shares mountain chart]
Growth of $10,000 +

            Pioneer India Fund*    MSCI Emerging Markets
                                      Asia Free Index
6/30/94          10000                    10000
7/31/94          10157                    10364
10/31/94          9783                    11318
1/31/95           8048                     9089
4/30/95           7944                     9308
7/31/96           8396                    10428
10/31/95          7309                     9458
1/31/96           6839                     9927
4/30/96           8614                    11039
7/31/96           7283                     9748
10/31/96          5925                     9615
1/31/97           5995                    10155
4/30/97           6119                     9677

+ Index comparison begins 6/30/94. The Morgan Stanley Capital International
  (MSCI) Emerging Markets Asia Free Index is an unmanaged, capitalization-weighted measure of securities trading in eight Asian emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer India Fund
PERFORMANCE UPDATE 4/30/97                                     CLASS C SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
----------------------------------------------------------------------------


Net Asset Value
per Share                   4/30/97       10/31/96
                            $7.22         $6.77

Distributions per Share     Income        Short-Term        Long-Term
(10/31/96 - 4/30/97)        Dividends     Capital Gains     Capital Gains
                               --              --                 --

I n v e s t m e n t  R e t u r n s
----------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer India Fund, compared to the growth of the MSCI Emerging Markets Asia Free Index. India is just one component of the Index.



Average Annual Total Returns
(As of April 30, 1997)

                  If           If
Period           Held       Redeemed*

Life-of-Fund      -6.47%      -6.47%
(1/31/96)
1 Year            -26.70      -26.70

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to investments sold within one year of purchase.

[Class C shares mountain chart]
Growth of $10,000

            Pioneer India Fund*    MSCI Emerging Markets
                                      Asia Free Index
1/31/96          10000                   10000
                 11732                   10269
                 11771                   10460
4/30/96          12548                   11120
                 11975                   10889
                 12127                   10758
7/31/96          10611                    9820
                 10127                   10071
                  9057                   10076
10/31/96          8637                    9685
                  8000                    9950
                  8471                    9864
1/31/97           8739                   10230
                  9006                   10447
                  8764                    9995
4/30/97           9198                    9749

The Morgan Stanley Capital International (MSCI) Emerging Markets Asia Free Index is an unmanaged, capitalization-weighted measure of securities trading in eight Asian emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer India Fund
PORTFOLIO MANAGEMENT DISCUSSION 4/30/97

D e a r  S h a r e o w n e r,
-------------------------------------------------------------------------------
India made significant progress over the six months ended April 30, 1997, even though it was a period of turmoil. After almost a full year of doubt, lingering questions were answered about the strength of the coalition government and India's true commitment to opening its economy. When all was said and done, investors around the world were returning to India's financial markets, optimistic about India's potential.

In keeping with the more positive environment, Pioneer India Fund posted a solid gain for the six months ended April 30. For Class A Shares, total return was 6.93%, 6.62% for Class B Shares and 6.65% for Class C Shares, all at net asset value. Even though the Fund has generated a loss for longer time periods, we are encouraged by the recent strength of India's financial markets and, even more important for long-term investors, the renewed vigor of its government and business environment.

New Prime Minister Restores Confidence

Politics still occupied centerstage in India, but took a more positive shape as 1997 progressed. Throughout 1996, and into the early months of 1997, the strength of the coalition government was uncertain. Things began to unravel, however, and at the end of March the Congress Party, which had supported the coalition government, withdrew its cooperation, believing that the coalition government's agenda did not match the Party's. This triggered the resignation of Prime Minister Deve Gowda and Finance Minister Palaniappan Chidambaram.

Soon after, Indar Kumar Gujral, a well-respected former Foreign Minister, became Prime Minister. With him came the recently resigned Chidambaram, who resumed his post of Finance Minister. Their strong show of commitment to opening India's economy and financial markets sparked a resurgence of enthusiasm among businesses and investors, both within and beyond India.

Pioneer India Fund

One significant bright spot in the midst of this political turmoil was the new budget, passed in February. Despite the tension between the factions within the coalition government, they had banded together to pass a ground-breaking, forward-looking budget. It contained significant changes, including a reduction in the maximum corporate income tax rate from 43% to 35%, and a cut in personal income tax rates from 40% to 30%. Other major measures included lower tariffs and a tax amnesty program.

Economic Progress

In addition to new optimism on the political front, we saw good progress in the economy. Consortium banking, which required an entire group of institutions to participate in making even the most mundane loans, ended in April. The new, simplified process means that individuals and institutions will actually be able to borrow. In 1996, the Reserve Bank of India lowered interest rates to encourage lending, but the loan process stifled it. Over the past six months, prime lending rates fell from 17% to 14%, and we expect to see lending volumes soar. We also see signs that the government will soon take the first steps toward deregulating oil and petroleum prices. This is all good news for India's economy.

Long-Term Investing

Across India, stocks of large companies continued to outperform their smaller counterparts. This paid off for the Fund, since our strategy has included more emphasis on large-capitalization stocks. The Fund saw good performance from Mahanagar Telephone Nigam (provider of basic telephone services in Bombay and Delhi), Reliance Industries, State Bank of India and Videsh Sanchar Nigam (the telecommunications company whose recent offering was heavily oversubscribed, reflecting global investors' new interest in Indian companies). Even after appreciating, these stocks appear to be undervalued with strong financial underpinnings.

Pioneer India Fund
PORTFOLIO MANAGEMENT DISCUSSION 4/30/97                             (continued)

To capitalize on falling interest rates and increased lending, we bought stocks of financial companies, including Bank of Baroda, a large regional bank. Hotels also now play a larger role in the portfolio, since we think the improving business climate will attract more travelers and, ultimately, vacationers. We sold off stocks in companies dependent on cyclical economic growth. These included Bajaj Autos, which had been one of the Fund's largest positions, Grasim Industries and Steel Authority of India.

Looking Ahead to More Progress

Today, we still believe India offers one of the best investment opportunities in Asia, if one is willing to take on some risks. While India's political landscape is changing and bringing real improvements, its economy is making forward progress and interest rates are moving down, improving liquidity. There is no doubt that India is still emerging as a market force, and while it brings investors some significant risks, we believe it also offers a unique potential for profit.

Respectfully,

/s/ Mark H. Madden

Mark H. Madden,
Portfolio Manager

Pioneer India Fund
SCHEDULE OF INVESTMENTS 4/30/97


Principal
Amount                                                                       Value
                 INVESTMENT IN SECURITIES - 94.5%
                 DEBENTURES - 0.2%
    $28,000      Gujarat Optical, 14.0%, 12/31/99 (Convertible)              $   35,240
      5,000      Vindhya Telelinks, Part B, 16.0%, 1/1/01                         8,644
                                                                             -----------
                 Total Debentures
                 (Cost $49,092)                                              $   43,884
                                                                             -----------
  Shares
                 COMMON STOCKS - 93.5%
                 Basic Industries - 14.4%
                 Chemicals - 5.6%
     25,000      BASF India Ltd.                                             $  127,604
     10,000      BASF India Ltd. (E Shares)                                      51,042
      5,000      Bayer (India) Ltd.                                             231,436
      4,050      Colour-Chem Ltd.                                               356,803
     10,000      Indian Petrochemical Corp. Ltd.                                 40,134
  1,000,000      Kothari Petrochem Ltd.*                                        279,681
     22,700      Thirumalai Chemicals Ltd.                                       39,045
                                                                             -----------
                                                                             $1,125,745
                                                                             -----------
                 Agrochemicals & Fertilizers - 0.8%
    168,400      Indo Gulf Fertilizers and Chemicals Corp. Ltd. (G.D.R.)     $  159,980
      2,100      Tata Chemicals Ltd.                                              9,397
                                                                             -----------
                                                                             $  169,377
                                                                             -----------
                 Iron & Steel - 2.4%
    328,400      Essar Steel Ltd.                                            $  167,621
     61,500      Tata Iron & Steel Co. Ltd.                                     313,907
                                                                             -----------
                                                                             $  481,528
                                                                             -----------
                 Metals & Mining - 2.9%
     11,400      Hindalco Industries Ltd.                                    $  298,750
    208,600      National Aluminum Co. Ltd.                                     280,039
                                                                             -----------
                                                                             $  578,789
                                                                             -----------
                 Paper Products - 2.7%
    119,300      Ballarpur Industries Ltd.                                   $  159,322
     87,250      ITC Bhadrachalam Paperboards Ltd.                              123,841
    137,700      Tamilnadu Newsprint & Papers Ltd.                              268,622
                                                                             -----------
                                                                             $  551,785
                                                                             -----------
                 Total Basic Industries                                      $2,907,224
                                                                             -----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer India Fund
SCHEDULE OF INVESTMENTS 4/30/97                                     (continued)

Shares                                                                 Value
          Capital Goods - 14.2%
          Construction, Building Materials & Engineering - 6.6%
214,000   Alsa Construction & Housing Ltd.                         $   41,896
  2,424   Associated Cement Companies Ltd.                            100,048
 68,500   Gujarat Ambuja Cements Ltd.                                 544,571
 50,850   India Cements Ltd.                                          102,397
100,000   India Cements Ltd. (G.D.R.)                                 275,000
250,000   Prism Cement Ltd.*                                           36,359
  1,550   Raasi Cement Ltd.                                             2,696
    125   SKF Bearings India Ltd.                                       7,971
 30,000   Thermax India Ltd.                                          226,626
                                                                   ----------
                                                                   $1,337,564
                                                                   ----------
          Machinery - 3.7%
 42,650   Kirloskar Cummins Ltd.                                   $  454,770
  2,835   Sandvik Asia Ltd.                                           117,012
 18,700   Siemens India Ltd.                                          141,734
 23,000   Veejay Lakshmi Engineering Works Ltd.                        26,696
                                                                   ----------
                                                                   $  740,212
                                                                   ----------
          Producer Goods - 3.2%
 22,950   Cosmo Films Ltd.                                         $   16,047
 97,850   Carborandum Universal, Ltd.                                 339,348
  8,750   Garware-Wall Ropes Ltd.                                       5,812
    100   GKN Invel Transmission Ltd.                                     229
 45,000   Jain Irrigation Systems Ltd. (G.D.R.)                        30,938
 90,000   Polyplex Corp.                                               32,723
 46,850   Premier Instruments & Constructions Ltd.                    209,649
                                                                   ----------
                                                                   $  634,746
                                                                   ----------
          Telecommmunications Equipment - 0.7%
 10,000   Gujarat Optical Communications Ltd.*                     $      909
 87,500   Usha Beltron Ltd. (G.D.R.)                                  142,188
                                                                   ----------
                                                                   $  143,097
                                                                   ----------
          Total Capital Goods                                      $2,855,619
                                                                   ----------
          Consumer Durables - 5.6%
          Consumer Durables - 1.4%
 88,000   TTK Prestige Ltd.                                        $  111,492
 92,900   Videocon International Ltd.                                  83,144
133,997   Voltas Ltd.                                                  93,316
                                                                   ----------
                                                                   $  287,952
                                                                   ----------

   The accompanying notes are an integral part of these financial statements.

Pioneer India Fund

Shares                                                 Value
            Motor Vehicles - 4.2%
     50     Ashok Leyland Ltd.                     $      115
 10,800     Bajaj Auto Ltd.                           275,173
  1,000     LML Ltd.*                                   1,098
 25,000     Tata Engineering & Locomotive Ltd.        281,779
 25,650     TVS Suzuki Ltd.                           289,822
                                                   -----------
                                                   $  847,987
                                                   -----------
            Total Consumer Durables                $1,135,939
                                                   -----------
            Consumer Non-Durables - 9.6%
            Agriculture & Food - 1.5%
 11,000     Balrampur Chini Mills, Ltd.            $   29,765
 25,300     Britannia Industries Ltd.                 169,822
 54,600     KCP Ltd.*                                  56,730
 54,600     KCP Sugar and Industries Corp.*            37,795
                                                   -----------
                                                   $  294,112
                                                   -----------
            Textiles/Clothes - 7.5%
 53,100     Arvind Mills Ltd. (G.D.R.)             $  251,960
 60,450     Precot Mills Ltd. (New)                   155,542
 65,000     Reliance Industries Ltd.                  559,922
 25,000     Reliance Industries Ltd. (G.D.R.)         490,500
 88,500     SIV Industries Ltd. (G.D.R.)               65,269
                                                   -----------
                                                   $1,523,193
                                                   -----------
            Cosmetics - 0.6%
142,500     Godrej Soaps, Ltd.                     $  117,571
                                                   -----------
            Total Consumer Non-Durables            $1,934,876
                                                   -----------
            Energy - 5.6%
            Oil Refining & Drilling - 5.6%
 15,000     Bharat Petroleum Ltd.                  $  161,516
 66,000     Hindustan Petroleum Corp., Ltd.           770,661
186,600     Madras Refineries Ltd.                    206,145
      8     Oil & Natural Gas Commission Ltd.*             55
                                                   -----------
            Total Energy                           $1,138,377
                                                   -----------
            Financial - 12.2%
            Commercial Banks - 6.4%
250,000     Bank of Baroda*+                       $  541,882
 70,000     Federal Bank Ltd.                         171,305
100,000     Oriental Bank of Commerce                 213,257

The accompanying notes are an integral part of these financial statements.

Pioneer India Fund
SCHEDULE OF INVESTMENTS 4/30/97                                     (continued)

Shares                                                       Value
            Commercial Banks - (continued)
    600     State Bank of India                          $    5,340
 15,000     State Bank of India (G.D.R)*                    364,875
                                                         -----------
                                                         $1,296,659
                                                         -----------
            Misc. Finance - 5.8%
 56,300     20th Century Finance Ltd.                    $   53,851
  1,000     Housing Development Finance Corp. Ltd.           88,876
 40,450     ICICI                                            65,616
 46,000     ICICI (G.D.R.)                                  465,750
100,000     LIC Housing Finance                             168,088
 50,000     Pakistan Investment Fund Inc.*                  256,250
127,100     SCICI Ltd.                                       78,204
                                                         -----------
                                                         $1,176,635
                                                         -----------
            Total Financial                              $2,473,294
                                                         -----------
            Services - 11.9%
            Hotel/Restaurant - 8.0%
104,600     East India Hotels Associated Ltd.            $  191,618
 35,500     East India Hotels Ltd.                          410,799
 45,000     Hotel Leelaventure Ltd.                         103,832
 34,650     Indian Hotels Co. Ltd.                          649,294
 11,000     Indian Hotels Co. Ltd. (G.D.R.)                 262,570
                                                         -----------
                                                         $1,618,113
                                                         -----------
            Pharmaceuticals - 3.9%
  2,000     Dabur India Ltd.                             $   14,362
 54,000       Dr. Reddy's Laboratories Ltd. (G.D.R.)        452,250
  3,490     Hindustan Ciba-Geigy Ltd.                       317,228
                                                         -----------
                                                         $  783,840
                                                         -----------
            Total Services                               $2,401,953
                                                         -----------
            Technology - 0.2%
            Software - 0.2%
 75,000     Nucleus Software Exports Ltd.*               $   37,757
                                                         -----------
            Total Technology                             $   37,757
                                                         -----------
            Transportation - 3.2%
            Ships & Shipping - 3.2%
479,800     Great Eastern Shipping Co.                   $  526,700
 20,200     Great Eastern Shipping Co. Ltd. (G.D.R.)        110,999
                                                         -----------
            Total Transportation                         $  637,699
                                                         -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer India Fund


Shares                                                  Value
            Utilities - 15.1%
            Electric Utility - 5.3%
 30,300     BSES Ltd.                              $   206,774
 10,000     BSES Ltd. (G.D.R.)                         235,000
 50,000     CESC Ltd.                                   62,928
 20,000     CESC (Class E)*                             25,171
141,900     CESC Ltd. (G.D.R.)                         198,660
  1,000     Tata Electric Co. (G.D.R.)                 342,500
                                                   ------------
                                                   $ 1,071,033
                                                   ------------
            Telecommunications - 9.8%
169,000     Mahanagar Telephone Nigam Ltd.         $ 1,387,260
 30,000     Videsh Sanchar Nigam Ltd. (G.D.R.)         592,350
                                                   ------------
                                                   $ 1,979,610
                                                   ------------
            Total Utilities                        $ 3,050,643
                                                   ------------
            Miscellaneous - 1.5%
            Conglomerates & Holdings - 1.5%
 21,850     Grasim Industries Ltd.                 $   209,150
 75,000     J.K. Corp. Ltd. (G.D.R.)                    79,688
  2,500     Raymond Ltd. (G.D.S.)                        9,562
                                                   ------------
            Total Miscellaneous                    $   298,400
                                                   ------------
            Total Common Stocks
            (Cost $24,327,159)                     $18,871,781
                                                   ------------
            WARRANTS - 0.8%
 70,000     CESC Ltd. (Class B)*                   $   104,741
 48,000     Hotel Leelaventure Ltd.*                    59,069
                                                   ------------
            Total Warrants
            (Cost $200,957)                        $   163,810
                                                   ------------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $24,577,208)                     $19,079,475
                                                   ------------


The accompanying notes are an integral part of these financial statements.   13

Pioneer India Fund
SCHEDULE OF INVESTMENTS 4/30/97                                     (continued)


Principal
Amount                                                                 Value
             TEMPORARY CASH INVESTMENT - 5.5%
             Repurchase Agreement - 5.5%
 1,100,000   Chase Manhattan Bank, 4/30/97, 5.27%, repurchase
             price of $1,100,000 plus accrued interest on 5/1/97,
             collateralized by $1,116,000 U.S. Treasury Note,
             5.125%, 11/30/98                                      $  1,100,000
                                                                   ------------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $1,100,000)                                     $  1,100,000
                                                                   ------------
             TOTAL INVESTMENT IN SECURITIES AND
             TEMPORARY CASH INVESTMENT - 100.0%
             (Cost $25,677,208) (a) (b)                            $ 20,179,475
                                                                   ============
  * Non-income producing security.

  + Partly-paid security--additional subscription payment of INR 35.00/share on a later date to be determined by the company.

(a) At April 30, 1997, the net unrealized loss on investments based on cost for federal income tax purposes of $25,677,208 was as follows: Aggregate gross unrealized gain for all
    investments in which there is an excess of value
    over tax cost                                                  $  1,911,039

  Aggregrate gross unrealized loss for all investments in
  which there is an excess of tax cost over value                    (7,408,772)
                                                                   ------------
  Net unrealized loss                                              $ (5,497,733)
                                                                   ============

(b) At October 31, 1996, the Fund had a capital loss carryforward of $2,906,393 which will expire between 2002 and 2004 if not utilized. Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 1997 aggregated $5,744,385 and $6,522,111, respectively.

14  The accompanying notes are an integral part of these financial  statements.

Pioneer India Fund
BALANCE SHEET 4/30/97

ASSETS:
 Investment in securities, at value (including temporary cash investment
   of $1,100,000) (cost $25,677,208)                                          $20,179,475
 Cash                                                                              56,000
 Foreign currencies, at value                                                   1,589,390
 Receivables -
  Investment securities sold                                                      254,169
  Fund shares sold                                                                281,496
  Dividends, interest and foreign taxes withheld                                   24,411
 Due from Pioneering Management Corporation                                        14,095
 Other                                                                              1,100
                                                                              -----------
   Total assets                                                               $22,400,136
                                                                              -----------
LIABILITIES:
 Payables -
  Investment securities purchased                                                 200,156
  Fund shares repurchased                                                          63,284
 Due to affiliates                                                                 24,458
 Accrued expenses                                                                  81,424
                                                                              -----------
   Total liabilities                                                          $   369,322
                                                                              -----------
NET ASSETS:
 Paid-in capital                                                              $32,866,532
 Accumulated net investment loss                                                 (169,554)
 Accumulated net realized loss on investments and foreign currency
   transactions                                                                (5,172,100)
 Net unrealized loss on investments                                            (5,497,733)
 Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                         3,669
                                                                              -----------
   Total net assets                                                           $22,030,814
                                                                              ===========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
 Class A (based on $10,785,146/1,454,604 shares)                              $      7.41
                                                                              ===========
 Class B (based on $10,102,574/1,392,960 shares)                              $      7.25
                                                                              ===========
 Class C (based on $1,143,094/158,256 shares)                                 $      7.22
                                                                              ===========
MAXIMUM OFFERING PRICE:
 Class A                                                                      $      7.86
                                                                              ===========


The accompanying notes are an integral part of these financial statements.   15

Pioneer India Fund
STATEMENT OF OPERATIONS

For the Six Months Ended 4/30/97

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $9,320)        $     53,971
 Interest (net of foreign taxes withheld of $84)                  40,908
                                                            ------------
  Total investment income                                                      $     94,879
                                                                               ------------
EXPENSES:
 Management fees                                            $    129,132
 Transfer agent fees
  Class A                                                         26,772
  Class B                                                         17,943
  Class C                                                          1,659
 Distribution fees
  Class A                                                         13,406
  Class B                                                         44,962
  Class C                                                          4,718
 Accounting                                                       70,522
 Custodian fees                                                   90,572
 Registration fees                                                32,774
 Professional fees                                                29,772
 Printing                                                          9,543
 Fees and expenses of nonaffiliated trustees                       7,851
 Miscellaneous                                                    14,546
                                                            ------------
   Total expenses                                                              $    494,172
   Less management fees waived and expenses
     reimbursed by Pioneering Management Corporation                               (226,625)
   Less fees paid indirectly                                                         (3,114)
                                                                               ------------
   Net expenses                                                                $    264,433
                                                                               ------------
    Net investment loss                                                        $   (169,554)
                                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss from:
  Investments                                               $ (2,247,491)
  Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies            (18,216)      $ (2,265,707)
                                                            ------------       ------------
 Change in net unrealized loss from:
  Investments                                               $  3,645,147
  Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies              6,722       $  3,651,869
                                                            ------------       ------------
  Net gain on investments and foreign currency transactions                    $  1,386,162
                                                                               ------------
  Net increase in net assets resulting from operations                         $  1,216,608
                                                                               ============



16    The accompanying notes are an integral part of these financial statements.

Pioneer India Fund
STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 4/30/97 and the Year Ended 10/31/96

                                                              Six Months
                                                                Ended           Year Ended
FROM OPERATIONS:                                               4/30/97           10/31/96
Net investment income (loss)                                  $   (169,554)     $     22,468
Net realized loss on investments and foreign currency
 transactions                                                   (2,265,707)       (2,472,495)
Change in net unrealized loss on investments and foreign
 currency transactions                                           3,651,869        (4,252,776)
                                                              ------------      ------------
  Net increase (decrease) in net assets resulting from
   operations                                                 $  1,216,608      $ (6,702,803)
                                                              ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $  9,809,449      $ 36,957,923
Cost of shares repurchased                                     (10,215,511)      (23,423,148)
                                                              ------------      ------------
  Net increase (decrease) in net assets resulting from
   fund share transactions                                    $   (406,062)     $ 13,534,775
                                                              ------------      ------------
  Net increase in net assets                                  $    810,546      $  6,831,972
NET ASSETS:
Beginning of period                                             21,220,268        14,388,296
                                                              ------------      ------------
End of period (including accumulated net investment loss
 of $169,554 and $0, respectively)                            $ 22,030,814      $ 21,220,268
                                                              ============      ============


CLASS A                         '97 Shares        '97 Amount        '96 Shares        '96 Amount
Shares sold                        816,759      $  5,815,187         3,057,493       $ 27,377,184
Less shares repurchased         (1,148,716)       (8,006,898)       (2,262,604)       (18,874,186)
                               -----------      ------------        ----------       ------------
  Net increase (decrease)         (331,957)     $ (2,191,711)          794,889       $  8,502,998
                               ===========      ============        ==========       ============
CLASS B
Shares sold                        439,186      $  3,045,094           994,158       $  8,406,214
Less shares repurchased           (262,604)       (1,784,267)         (491,660)        (4,161,644)
                               -----------      ------------       -----------       ------------
  Net increase                     176,582      $  1,260,827           502,498       $  4,244,570
                               ===========      ============       ===========       ============
CLASS C*
Shares sold                        137,377      $    949,168           127,681       $  1,174,525
Less shares repurchased            (61,299)         (424,346)          (45,503)          (387,318)
                               -----------      ------------       -----------       ------------
  Net increase                      76,078      $    524,822            82,178       $    787,207
                               ===========      ============       ===========       ============

*Class C shares were first publicly offered on January 31, 1996.

The accompanying notes are an integral part of these financial statements.   17

                                                                                  Six Months
                                                                                 Ended 4/30/97
CLASS A
Net asset value, beginning of period                                            $    6.93
                                                                                ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                   $   (0.05)
 Net realized and unrealized gain (loss) on investments and foreign currency
 transactions                                                                        0.53
                                                                                ----------
  Net increase (decrease) from investment operations                            $    0.48
Distributions to shareholders from:
 Net investment income                                                                  -
                                                                                ----------
Net increase (decrease) in net asset value                                      $    0.48
                                                                                ----------
Net asset value, end of period                                                  $    7.41
                                                                                ==========
Total return*                                                                        6.93%
Ratio of net expenses to average net assets                                          2.28%**+
Ratio of net investment income (loss) to average net assets                         (1.38)%**+
Portfolio turnover rate                                                                67%**
Average commission rate paid(1)                                                $   0.0316
Net assets, end of period (in thousands)                                       $   10,785
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
  Net expenses                                                                       4.49%**
  Net investment loss                                                               (3.59)%**
Ratios assuming waiver of management fees and assumption of expenses by
PMC and reduction for fees paid indirectly:
  Net expenses                                                                       2.25%**
  Net investment income (loss)                                                      (1.35)%**

                                                                               Year Ended     Year Ended      6/23/94 to
                                                                                10/31/96       10/31/95      10/31/94(a)
CLASS A
Net asset value, beginning of period                                           $   8.47      $   11.28      $    11.50
                                                                               -----------   ----------     ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                  $   0.03      $   (0.01)     $     0.04
 Net realized and unrealized gain (loss) on investments and foreign currency
 transactions                                                                     (1.57)         (2.78)          (0.26)
                                                                               -----------   ----------     ----------
  Net increase (decrease) from investment operations                           $  (1.54)     $   (2.79)     $    (0.22)
Distributions to shareholders from:
 Net investment income                                                              --           (0.02)             --
                                                                               -----------   ----------     ----------
Net increase (decrease) in net asset value                                     $  (1.54)     $   (2.81)     $    (0.22)
                                                                               -----------   ----------     ----------
Net asset value, end of period                                                 $   6.93      $    8.47      $    11.28
                                                                               ===========   ==========     ==========
Total return*                                                                    (18.18)%       (24.78)%         (1.91)%
Ratio of net expenses to average net assets                                        2.28%+         2.28%+          2.25%**
Ratio of net investment income (loss) to average net assets                        0.32%+        (0.14)%+         0.92%**
Portfolio turnover rate                                                              64%            53%            109%**
Average commission rate paid(1)                                                $ 0.0266      $       -      $        -
Net assets, end of period (in thousands)                                       $ 12,388      $   8,397      $   11,445
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
  Net expenses                                                                     4.29%          4.21%           6.57%**
  Net investment loss                                                             (1.69)%        (2.07)%         (3.40)%**
Ratios assuming waiver of management fees and assumption of expenses by
PMC and reduction for fees paid indirectly:
  Net expenses                                                                     2.25%          2.25%             --
  Net investment income (loss)                                                     0.35%         (0.11)%            --

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

18    The accompanying notes are an integral part of these financial statements.

                                                                                Six Months
                                                                               Ended 4/30/97
CLASS B
Net asset value, beginning of period                                            $     6.80
                                                                                ----------
Increase (decrease) from investment operations:
 Net investment loss                                                            $    (0.06)
 Net realized and unrealized gain (loss) on investments and foreign currency
 transactions                                                                         0.51
                                                                                ----------
  Net increase (decrease) from investment operations                            $     0.45
Distributions to shareholders from:
 Net investment income                                                                  --
                                                                                ----------
Net increase (decrease) in net asset value                                      $     0.45
                                                                                ----------
Net asset value, end of period                                                  $     7.25
                                                                                ==========
Total return*                                                                         6.62%
Ratio of net expenses to average net assets                                           2.93%**+
Ratio of net investment loss to average net assets                                    (1.9)%**+
Portfolio turnover rate                                                                 67%**
Average commission rate paid (1)                                                $   0.0316
Net assets, end of period (in thousands)                                        $   10,103
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
  Net expenses                                                                        5.11%**
  Net investment loss                                                                (4.16)%**
Ratios assuming waiver of management fees and assumption of expenses by
PMC and reduction for fees paid indirectly:
  Net expenses                                                                        2.90%**
  Net investment loss                                                                (1.95)%**

                                                                                 Year Ended     Year Ended      6/23/94 to
                                                                                  10/31/96       10/31/95      10/31/94(a)
CLASS B
Net asset value, beginning of period                                            $  8.39        $   11.24      $    11.50
                                                                                ----------      ----------     ----------
Increase (decrease) from investment operations:
 Net investment loss                                                            $ (0.03)       $   (0.07)     $        -
 Net realized and unrealized gain (loss) on investments and foreign currency
 transactions                                                                     (1.56)           (2.77)          (0.26)
                                                                                ----------      ----------     ----------
  Net increase (decrease) from investment operations                            $ (1.59)       $   (2.84)     $    (0.26)
Distributions to shareholders from:
 Net investment income                                                                -            (0.01)              -
                                                                                ----------      ----------     ----------
Net increase (decrease) in net asset value                                      $ (1.59)       $   (2.85)     $    (0.26)
                                                                                ----------      ----------     ----------
Net asset value, end of period                                                  $  6.80        $    8.39      $    11.24
                                                                                ----------      ----------     ----------
Total return*                                                                    (18.95)%         (25.31)%         (2.26)%
Ratio of net expenses to average net assets                                        3.15%+           3.01%+          3.21%**
Ratio of net investment loss to average net assets                                (0.45)%+         (0.86)%+        (0.01)%**
Portfolio turnover rate                                                              64%              53%            109%**
Average commission rate paid (1)                                               $ 0.0266        $      -       $        -
Net assets, end of period (in thousands)                                       $  8,275        $   5,991      $    6,084
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
  Net expenses                                                                     5.23%            4.91%           7.50%**
  Net investment loss                                                             (2.53)%          (2.76)%         (4.28)%**
Ratios assuming waiver of management fees and assumption of expenses by
PMC and reduction for fees paid indirectly:
-  Net expenses                                                                     3.13%            2.97%              -
  Net investment loss                                                             (0.43)%          (0.82)%             -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

The accompanying notes are an integral part of these financial statements.   19

Pioneer India Fund
FINANCIAL HIGHLIGHTS 4/30/97


                                                         Six Months          1/31/96 to
                                                        Ended 4/30/97         10/31/96
CLASS C
Net asset value, beginning of period                    $     6.77           $     7.85
                                                        ----------           ----------
Increase (decrease) from investment operations:
 Net investment loss                                    $    (0.06)          $    (0.02)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions               0.51                (1.06)
                                                        ----------           ----------
Net increase (decrease) in net asset value              $     0.45           $    (1.08)
                                                        ----------           ----------
Net asset value, end of period                          $     7.22           $     6.77
                                                        ==========           ==========
Total return*                                                 6.65%              (13.76)%
Ratio of net expenses to average net assets                   2.88%**+             3.12%**+
Ratio of net investment loss to average net assets           (1.95)%**+           (0.42)%**+
Portfolio turnover rate                                         67%**                64%
Average commission rate paid (1)                        $   0.0316           $   0.0266
Net assets, end of period (in thousands)                $    1,143           $      557
Ratios assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction
 for fees paid indirectly:
  Net expenses                                                4.96%**              4.63%**
  Net investment loss                                        (4.03)%**            (1.93)%**
Ratios assuming waiver of management fees and
 assumption of expenses by PMC and reduction for
 fees paid indirectly:
  Net expenses                                                2.82%**              3.06%**
  Net investment loss                                        (1.89)%**            (0.36)%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

 +  Ratio assuming no reduction for fees paid indirectly.

(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


20    The accompanying notes are an integral part of these financial statements.

Pioneer India Fund
NOTES TO FINANCIAL STATEMENTS 4/30/97

1. Organization and Significant Accounting Policies

Pioneer India Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares--Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

  Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the appli-

Pioneer India Fund
NOTES TO FINANCIAL STATEMENTS 4/30/97                                (continued)

  cable country rates. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  The Fund's investments in countries with limited or developing markets, such as India, may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

  In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed. At April 30, 1997, the value of the Fund's investments undergoing the registration process amounted to $703,999 or 3.2% of total net assets.

B. Foreign Currency Translation

  The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

  Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

  The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates,

Pioneer India Fund

  and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D. Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the six months ended April 30, 1997, the Fund paid no capital gains taxes on the sale of certain foreign securities.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. Fund Shares

  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $7,092 in underwriting commissions on the sale of fund shares during the six months ended April 30, 1997.

Pioneer India Fund
NOTES TO FINANCIAL STATEMENTS 4/30/97                               (continued)

F. Class Allocations

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3 ). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G. Repurchase Agreements

  With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PMC manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 2.25% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

Pioneer India Fund

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.

PMC has appointed ITI Pioneer AMC Ltd. (the Indian Adviser) as the Fund's adviser in India. In managing the Funds' Indian investments, PMC relies on the advice and local expertise of the Indian Adviser. The Indian Adviser is a joint venture between PMC and Investment Trust of India Limited (ITI), a corporation organized under the laws of India. As compensation for its services under its subadvisory agreement with PMC and the Fund, PMC pays the Indian Adviser a management fee at the annual rate from 0.10% to 0.60% of the Fund's average gross assets invested in India's securities markets, including assets invested in American, global or other types of depository receipts for securities traded in India's securities markets. The annual rate is 0.10% of such gross assets up to $15 million; 0.20% of the next $30 million; 0.40% of the next $15 million; and 0.60% of the excess over $60 million.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $12,943 in transfer agent fees payable to PSC at April 30, 1997.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $11,515 in distribution fees payable to PFD at April 30, 1997.

Pioneer India Fund
NOTES TO FINANCIAL STATEMENTS 4/30/97                               (continued)

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended April 30, 1997, CDSCs in the amount of $38,771 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 1997, the Fund's expenses were reduced by $3,114 under such arrangements.

Pioneer India Fund
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer India Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer India Fund as of April 30, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer India Fund as of April 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 2, 1997

Pioneer India Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Officers                           Trustees

John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
Richard H. Egdahl, M.D.             President
Margaret B.W. Graham               David D. Tripple, Executive Vice President
John W. Kendrick                   Jaskaran S. Teja, Vice President
Marguerite A. Piret                Norman Kurland, Vice President
David D. Tripple                   Mark Madden, Vice President
Stephen K. West                    William H. Keough, Treasurer
John Winthrop                      Joseph P. Barri, Secretary



Investment Adviser

Pioneering Management Corporation


Custodian

Brown Brothers Harriman & Co.


Independent Public Accountants

Arthur Andersen LLP


Principal Underwriter

Pioneer Funds Distributor, Inc.


Legal Counsel

Hale and Dorr LLP


Shareowner Services and Transfer Agent

Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


Growth Funds                          Income Funds
Global/International                  Taxable

Pioneer Emerging Markets Fund         Pioneer America Income Trust
Pioneer Europe Fund                   Pioneer Bond Fund
Pioneer Gold Shares                   Pioneer Short-Term Income Trust*
Pioneer India Fund
Pioneer International Growth Fund     Tax-Exempt
Pioneer World Equity Fund             Pioneer Intermediate Tax-Free Fund
                                      Pioneer Tax-Free Income Fund

United States

Pioneer Capital Growth Fund           Money Market Fund
Pioneer Growth Shares                 Pioneer Cash Reserves Fund
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund


Growth and Income Funds

Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II


*Offers Class A and B Shares only

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us for:

Account information, including existing accounts, new accounts, prospectuses, applications and service forms
1-800-225-6292

FactFone(SM) for automated fund yields, prices, account information and transactions
1-800-225-4321

Retirement plans information
1-800-622-0176

Telecommunications Device for the Deaf (TDD)
1-800-225-1997

Or write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax
1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Or visit our web site:                                    www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer Logo]

  Pioneer Funds Distributor, Inc.
  60 State Street
  Boston, Massachusetts 02109
  0697 - 4219
  (C) Pioneer Funds Distributor, Inc.
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